Exhibit 99.1

Independent Accountants’ Agreed-Upon Procedures Report

PVone Capital, LLC (the “Company”)

Capital One Securities, Inc.

(together, the “Specified Parties”)

Re: PVOne 2023-2, LLC – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “PVONE 2023-2 Lien Tape_As of 8.9.2023_Prepared on 8.14.2023.xlsx” provided by the Company on August 15, 2023, containing information on 8,428 tax liens as of August 9, 2023 (the “Data File”), which we were informed are intended to be included as collateral in the offering by PVOne 2023-2, LLC. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts, percentages and number of days with respect to Purchase Date were within $0.01, 0.01%, and 6 days, respectively.

•	The term “Sources” means the following information and documents provided by the Company:

•

Scanned copies of the Auction Summary, Certificate Details, Certificate of Purchase, Certificate of Sale, Buy Sheet, Noticing Fee, Parcel Summary, Property Bill, Property Detail, Property Record, Purchase Detail, Tax Roll Property Summary, Tax Sale Certificate, and electronic mail correspondence confirming details of the tax liens purchased from auctions (the “Auction Purchase Confirmation Emails”), which were represented by the Company to be copies of the original documents;

•

Property Type and Market Value (property appraisal value) related to one or more tax liens sold by a specific county, which we obtained from the specific county assessor’s websites (“County Assessor’s Websites”) listed in Exhibit B;

•	The term “Statutory Penalty Rate Websites” means state and county websites containing the statutory penalty rates for each state related to the Selected Tax Liens (defined below) listed in Exhibit C.

•

Excel file entitled “PVOne 2023-2 Sample Selection_8.16 (1).xlsx” detailing each state’s statutory interest rate, statutory penalty rate, interest rate accrual methodology, and the penalty rate accrual methodology (the “State Interest Overview”).

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology listed in Exhibit D.

•	The term “Provided Information” means the Sources and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.

We randomly selected a sample of 70 Tax Liens from the Data File (the “Selected Tax Liens”). A listing of the Selected Tax Liens is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Tax Liens we were instructed to randomly select from the Data File.

B.

For each Selected Tax Lien, we compared or recomputed the specified attributes in the Data File listed in the table below to or using the corresponding Sources included in the Sources column in the table below, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Sources or the inability to agree the indicated information from the Data File to the Sources for each of the attributes identified, utilizing the Instructions, as applicable, constituted an exception. The Sources are listed in the order of priority.

Attribute	Sources/Instructions

Purchase Date	Auction Summary, Auction Purchase Confirmation Emails, Buy Sheet, Certificate Details, Certificate of Sale, Purchase Detail, Tax Roll Property Summary, Tax Sale Certificate

Bankruptcy	Instructions

Address	Certificate of Sale, County Assessor’s Websites, Noticing Fee, Parcel Summary, Property Detail, Property Record,

County	Auction Summary, Certificate of Sale, County Assessor’s Websites, Parcel Summary, Property Detail, Property Record, Purchase Detail, Noticing Fee, and Instructions

State	Auction Summary, County Assessor’s Websites, Certificate of Sale, Certificate of Purchase, Parcel Summary, Property Detail, Property Record

Property Type	Property Detail, Property Record, County Assessors’ Websites

Current Interest Rate	Buy Sheet, Certificate Details, Certificate of Purchase, Certificate of Sale, and Purchase Detail

Current Penalty Rate	Statutory Penalty Rate Websites

Tax Amount	Certificate Details, Certificate of Purchase, Certificate of Sale, Parcel Summary, Property Bill, Purchase Detail, Tax Sale Certificate, and Instructions

2

Attribute	Sources/Instructions

Overbid Amount	Certificate of Sale, Purchase Detail, and Instructions

Reimbursable Fees	Certificate of Sale, Noticing Fee, and Instructions

Market Value	Parcel Summary, Property Detail, County Assessor’s Websites, Certificate Details, and Instructions

Interest Amount	Tax Amount/Principal and Current Interest Rate from the Data File, statutory interest rate and accrual methodology in the State Interest Overview, and Instructions

Redemptive Value	Tax Amount, Interest Amount, Reimbursable Fees, and Subsequent Tax Amount from the Data File, and Instructions

Combined Redemptive Value	Tax Amount, Interest Amount, Reimbursable Fees, Overbid Amount, and Subsequent Tax Amount from the Data File, and Instructions

We found such information to be in agreement, except as listed in Exhibit E.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the tax liens, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the tax liens to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such tax liens being securitized, (iii) the compliance of the originator of the tax liens with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the tax liens that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

3

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California

August 29, 2023

4

Exhibit A – The Selected Tax Liens

Selected Tax Lien	Selected Tax Lien ID	Selected Tax Lien	Selected Tax Lien ID
1	2023-2-01	36	2023-2-36
2	2023-2-02	37	2023-2-37
3	2023-2-03	38	2023-2-38
4	2023-2-04	39	2023-2-39
5	2023-2-05	40	2023-2-40
6	2023-2-06	41	2023-2-41
7	2023-2-07	42	2023-2-42
8	2023-2-08	43	2023-2-43
9	2023-2-09	44	2023-2-44
10	2023-2-10	45	2023-2-45
11	2023-2-11	46	2023-2-46
12	2023-2-12	47	2023-2-47
13	2023-2-13	48	2023-2-48
14	2023-2-14	49	2023-2-49
15	2023-2-15	50	2023-2-50
16	2023-2-16	51	2023-2-51
17	2023-2-17	52	2023-2-52
18	2023-2-18	53	2023-2-53
19	2023-2-19	54	2023-2-54
20	2023-2-20	55	2023-2-55
21	2023-2-21	56	2023-2-56
22	2023-2-22	57	2023-2-57
23	2023-2-23	58	2023-2-58
24	2023-2-24	59	2023-2-59
25	2023-2-25	60	2023-2-60
26	2023-2-26	61	2023-2-61
27	2023-2-27	62	2023-2-62
28	2023-2-28	63	2023-2-63
29	2023-2-29	64	2023-2-64
30	2023-2-30	65	2023-2-65
31	2023-2-31	66	2023-2-66
32	2023-2-32	67	2023-2-67
33	2023-2-33	68	2023-2-68
34	2023-2-34	69	2023-2-69
35	2023-2-35	70	2023-2-70

(*)	The Company has assigned a unique Selected Tax Lien ID to each tax lien in the Data File. The Selected Tax Lien IDs referred to in this Exhibit are not the actual Tax Lien IDs.

A-1

Exhibit B – County Assessor’s Websites provided by the Company

State	County	Website
Florida	Brevard	https://brevard.county-taxes.com/public/real_estate/
Florida	Charlotte	https://charlotte.county-taxes.com/public/real_estate/
Florida	Clay	https://qpublic.schneidercorp.com/
Florida	Columbia	http://columbia.floridapa.com/
Florida	De Soto	http://desotopa.com/
Florida	Duval	https://paopropertysearch.coj.net
Florida	Franklin	https://franklin-search.gsacorp.io/parcel/
Florida	Hillsborough	http://dmz.hcpafl.org/
Florida	Jackson	https://qpublic.schneidercorp.com/
Florida	Jefferson	https://qpublic.schneidercorp.com/
Florida	Levy	https://qpublic.schneidercorp.com/
Florida	Marion	https://www.pa.marion.fl.us/
Florida	Martin	https://www.pa.martin.fl.us/
Florida	Okeechobee	https://www.okeechobeepa.com/
Florida	Orange	https://ocpaweb.ocpafl.org/parcelsearch
Florida	Palm Beach	https://www.pbcgov.org/papa/Asps/PropertyDetail
Florida	Pasco	https://pasco.county-taxes.com/public/
Florida	Polk	https://www.polkpa.org/
Florida	Putnam	https://apps.putnam-fl.com/
Florida	Sarasota	https://www.sc-pa.com/
Florida	Suwannee	http://suwanneepa.com/gis/
Florida	Wakulla	https://beacon.schneidercorp.com/
Florida	Walton	https://walton.county-taxes.com/
Illinois	Cook	https://www.cookcountyassessor.com/
New Jersey	Burlington Township	https://www.countyoffice.org/
New Jersey	Galloway	https://www.countyoffice.org/
New Jersey	Gloucester Township	https://www.gloucestercountynj.gov/
New Jersey	Morris	https://morrisgisapps.co.morris.nj.us/apps/parcelsearcher/
New Jersey	North Bergen	https://www.northbergen.org/Departments/Tax-Assessor/
New Jersey	Orange City	https://www.orangenj.gov/229/Tax-Assessor
New Jersey	Pennsauken	http://twp.pennsauken.nj.us/content/assessor
New Jersey	Seaside Heights	https://tax.co.ocean.nj.us/frmTaxBoardTaxListSearch
New Jersey	Toms River	https://tomsrivertownship.com/226/Assessments
New Jersey	Upper Deerfield	https://www.countyoffice.org/
New Jersey	West Windsor	https://www.njtaxrecords.net/
New Jersey	Westfield	https://www.countyoffice.org/

B-1

Exhibit C – Statutory Websites

State	Statutory Penalty Rate Websites

Florida	https://www.flsenate.gov/Laws/Statutes/2022/0720.3085

Illinois	https://law.justia.com/codes/illinois/2019/chapter-35/act-35-ilcs-200/title-7/

New Jersey	https://www.nj.gov/dca/divisions/dlgs/programs/tax_collector_docs/elements_of_tax_sales_nj.pdf

C-1

Exhibit D – Instructions

Attribute	Instructions

Bankruptcy	Consider a blank value in the “Bankruptcy_Flag” field in the Data File to represent that the Selected Tax Lien is not in Bankruptcy. We were informed by the Company that none of the Selected Tax Liens were in Bankruptcy.

County	For Selected Tax Liens in New Jersey, the city of the county seat.

Tax Amount	For Selected Tax Liens in Cook County, Illinois, recompute the Tax Amount as the total amount listed in the Certificate of Purchase minus a non-redeemable fee of $80.

Overbid Amount	For Selected Tax Liens with a blank value or a value of “0” in the “Total_Paid_Overbid_Recoverable_Amount” field in the Data File, consider the Overbid Amount to be $0.

Reimbursable Fees	For Selected Tax Liens with a value of “0” in the “Total_Paid_Recording_ Amount” field in the Data File, consider the Reimbursable Fees to be $0.

Market Value

If the Market Value stated in the “Assessed_Value” field in the Data File is less than the assessed value for tax year 2022 listed in the Sources, consider the assessed value for tax year 2021 to be the Market Value.

For Selected Tax Liens in Cook County, Illinois, recompute the Market Value as the assessed value listed in the Sources multiplied by 10.

Interest Amount

Recompute as the sum of:

(a) the product of the (i) “Total_Paid_Tax_Lien_Amount” field in the Data File, (ii) the respective statutory interest rate and accrual methodology from the State Interest Overview, and (iii) the number of days between the “Purchase_Date” field in the Data File and August 9, 2023,

(b) the product of the (i) “Total_Paid_Sub_Tax_Amount” field in the Data File, (ii) the statutory interest rate and accrual methodology from the State Interest Overview, and (iii) the number of days between the subsequent tax payment date in the Sources and August 9, 2023, and

(c) Either (1) for Selected Tax Liens not in Illinois, the product of (i) the statutory penalty rate and accrual methodology from the State Interest Overview and (ii) the “Total_Paid_Tax_Lien_Amount” field in the Data File; or (2) for Selected Tax Liens in Illinois, a $4.00 take notice fee in the Noticing Fee if the “Total_Paid_Recording_Amount” field in the Data File was greater than or equal to $14.28, else $0.

Redemptive Value	Recompute as the sum of “Total_Paid_Tax_Lien_Amount,” “Redemptive_Interest_Due,” “Total_Paid_Recording_Amount,” and “Total_Paid_Sub_Tax_Amount” fields in the Data File.

Combined Redemptive Value	Recompute as the sum of “Total_Paid_Tax_Lien_Amount,” “Redemptive_Interest_Due,” “Total_Paid_Recording_Amount,” “Total_Paid_Overbid_Recoverable_Amount,” and “Total_Paid_Sub_Tax_Amount” fields in the Data File.

D-1

Exhibit E – Exception List

Selected Tax Lien #	Selected Tax Lien ID	Attribute	Per Data File	Per Sources/Instructions
8	2023-2-08	Current Penalty Rate	6.00%	4.00%
19	2023-2-19	Purchase Date	06/01/2022	N/A
26	2023-2-26	Market Value	$15,500.00	$13,175.00
41	2023-2-41	Interest Amount	$3,054.50	$3,065.22
50	2023-2-50	Current Penalty Rate	6.00%	4.00%
51	2023-2-51	Purchase Date	06/01/2022	N/A

E-1